UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2010

SearchMedia Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	0001-33800	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15A Zhao Feng Universe Building, 1800 Zhong Shan Xi Lu, Shanghai, China,		200235
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	86-2164403190

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 31, 2010, SearchMedia Holdings Limited issued a press release regarding its intention to file a Form 12b-25 with the Securities and Exchange Commission related to its Form 10-K for the year ended December 31, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 - Press Release dated March 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchMedia Holdings Limited

April 1, 2010	By:	Paul Conway

Name: Paul Conway
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated March 31, 2010